SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                 ____________________________________

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): April 27, 2000



                  WORLD WIRELESS COMMUNICATIONS, INC.
        -------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                                  Nevada
            ----------------------------------------------
            (State or other jurisdiction of incorporation)


                333-38567                       87-0549700
        ------------------------    -----------------------------------
        (Commission File Number)    (I.R.S. Employer Identification No.)


    5670 Greenwood Plaza Boulevard, Suite 340,  Englewood, Colorado 80111
    -----------------------------------------------------------------------
               (Address of principal executive office)


                                 303-221-1944
               ---------------------------------------------------
               (Registrant's telephone number, including area code)


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Item 1.   Change in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Change in Registrant's Certifying Accountant

          None.

Item 5.   Other Events

               World Wireless Communications, Inc., a Nevada corporation (the "Reporting Person"), is filing pursuant to this Form 8-K the unaudited condensed consolidated balance
	    sheet of the Reporting Person as of March 31, 2000 in connection with the Reporting Person's application to list its shares of common stock for trading on the American Stock Exchange.

               During the first quarter of 2000, the Reporting Person raised gross proceeds of $13,646,000 from the sale of 4,518,667 shares of its common stock to 45 accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended.

Item 6.   Registration of Registrant's Directors

          None.

Item 7.   Financial Statements and Exhibits

          The unaudited condensed consolidated balance sheets of the Reporting Person as of March 31, 2000 are included as an exhibit hereinafter. Such balance sheets should be read in conjunction with the audited financial statements and notes thereto included in the annual report on Form 10-K filed for the period ended December 31, 1999 which is hereby incorporated herein by reference.


Item 8.   Changes in Fiscal Year

          None.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                              WORLD WIRELESS COMMUNICATIONS, INC.


                              By:     /S/  David D. Singer
                                 --------------------------------
                                   David D. Singer, President

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                            EXHIBIT INDEX

                                                         SEQUENTIAL
  EXHIBIT NO.         DESCRIPTION OF EXHIBIT              PAGE NO.
  -----------        -------------------------------     ----------

      99.1           Unaudited condensed consolidated         4
                     balance sheet of the Reporting
                     person as of March 31, 2000.


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